UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

Vince Holding Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36212	75-3264870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue 20th Floor
New York, New York		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 323 421-5980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VNCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 18, 2026, V Opco, LLC ("Borrower"), an indirectly wholly owned subsidiary of Vince Holding Corp. (the "Company") entered into that certain Second Amendment (the "Second Amendment") to that certain Credit Agreement, dated June 23, 2023, by and among the Borrower, the guarantors named therein, Bank of America, N.A., as Agent, the other lenders from time to time party thereto, and BoA Securities, Inc., as sole lead arranger and sole bookowner (the "ABL Credit Agreement"), as amended by that certain First Amendment to the ABL Credit Agreement, dated January 22, 2025 (the "First Amendment", the ABL Credit Agreement as amended by the First Amendment and the Second Amendment, the "Amended ABL Credit Agreement"). The ABL Credit Agreement is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2023 and the First Amendment is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 22, 2025 and, in each case, is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Amended ABL Credit Agreement. The Second Amendment makes certain modifications to the definition of Eligible Trade Receivables in the Credit Agreement to increase concentration limits and expand eligibility criteria for Accounts owed by certain customers that may be included in the Borrowing Base.

The foregoing is only a summary of the material terms of the Second Amendment and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 “Entry into Material Definitive Agreements” is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Second Amendment, dated March 18, 2026 to the ABL Credit Agreement.
104	Cover Page interactive data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINCE HOLDING CORP.

Date:	March 19, 2026	By:	/s/ Brendan Hoffman
Brendan Hoffman, Chief Executive Officer